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                                                                                    EXHIBIT 10.1







June 21, 2004



Mr. A. J. C. Smith
630 Park Avenue
New York, NY 10021

Dear Ian,

The purpose of this letter is to confirm that the terms of your consultant agreement (described in the attached letter of June 1, 2000 and the letter of May 16, 2003 amending the terms) will continue through May 31, 2005.  Please indicate your acceptance below.  Thank you.



Sincerely,

/s/ Francis N. Bonsignore
---------------------------------
Senior Vice President,
Executive Resources & Development


                                                 /s/ A. J. C. Smith     July 6, 2004
                                              _________________________________________
                                                        Accepted           (Date)
                                                     A. J. C. Smith
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